                                                                    EXHIBIT 10.1

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2


                            DISTRIBUTORSHIP AGREEMENT

This Agreement, made and entered into to be effective as of the 1st day of December, 2000 by and between:

                            GENETRONICS, INC.
                            11199 Sorrento Valley Road
                            San Diego, CA 92121-1334

a corporation organized under the laws of the state of California, hereinafter referred to as SUPPLIER; and
                          FISHER SCIENTIFIC COMPANY L.L.C.
                          2000 Park Lane
                          Pittsburgh, PA  15275

a limited liability company organized under the laws of the state of Delaware, hereinafter referred to as DISTRIBUTOR.

                               W I T N E S S E T H

WHEREAS, SUPPLIER desires to sell and/or market its products through the use of a non-exclusive DISTRIBUTOR; and

WHEREAS, DISTRIBUTOR desires to purchase the SUPPLIER's products for resale to customers; and

WHEREAS, the parties desire to enter into a Distributorship agreement governing their relationship;

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     PRODUCT

       1.1 Products: The Products covered by this Agreement are those products set forth and attached hereto in Exhibit A ("Products"), manufactured by or for SUPPLIER, and any improved or updated versions thereof, together with accessories, parts and components necessary for their maintenance and repair, to the extent such maintenance and repair compositions are otherwise made available by SUPPLIER to the public. Exhibit A may be amended from time to time by mutual consent of the parties.

       1.2 In the event SUPPLIER develops any new product during the term of this Agreement that is similar or related to a product in Exhibit A, as it may be amended, SUPPLIER shall offer DISTRIBUTOR, in writing, the right to distribute the similar or new product on the same terms as set forth in this Agreement.

       1.3 In the event DISTRIBUTOR intends to distribute a private-label electroporation cuvette product, it shall notify SUPPLIER in writing.



2.     GRANT OF RIGHTS

       2.1 Distribution Rights: SUPPLIER hereby appoints DISTRIBUTOR and DISTRIBUTOR accepts the appointment as a non-exclusive DISTRIBUTOR of the Products during the term and pursuant to the provisions of this Agreement; provided, however, that SUPPLIER shall not add any "National Laboratory DISTRIBUTOR" of the Products beyond DISTRIBUTOR, ISC-BioExpress, and VWR Scientific Products during the initial term of this Agreement. The term National Laboratory DISTRIBUTOR shall be understood to be comprised of DISTRIBUTOR, VWR Scientific Products Corporation, Allegiance, Sigma Aldrich, Cole-Parmer, Thomas Scientific, SciQuest, ChemDex/Ventro and their affiliates and any successors in interest to any such entities.

       2.2 Territory: The territory in which the DISTRIBUTOR has such right to sell and distribute the Products shall be the United States and Puerto Rico.

       2.3 SUPPLIER Distribution Rights: SUPPLIER reserves the right to sell the Products in the Territory either directly to end-users or through other dealers who are not within the above definition of National Laboratory Distributors, upon written notification of SUPPLIER.

3.     ORDERS; SHIPPING AND DELIVERY

       3.1 Orders: DISTRIBUTOR shall make purchases by submitting firm purchase orders to SUPPLIER.

       3.2 Shipping: SUPPLIER shall ship all Products F.O.B. Destination, collect. SUPPLIER shall ship Products to DISTRIBUTOR or DISTRIBUTOR's customers, at DISTRIBUTOR's election, via a carrier selected by DISTRIBUTOR. SUPPLIER reserves the right to charge DISTRIBUTOR, after notice to distributor, a [...***...] administrative fee for direct-to- customer shipments if the requests to do so become excessive.

       3.3 Overstocked Inventory: DISTRIBUTOR shall review its inventory at least once per year and identify those Products which it considers, in its reasonable discretion, to be excess inventory. DISTRIBUTOR shall notify the SUPPLIER in writing, describing such Products, and SUPPLIER shall, at DISTRIBUTOR 's election, either:

              (i) credit DISTRIBUTOR with the full purchase price paid by DISTRIBUTOR for each such Product upon return of the Product; or

              (ii) exchange, at SUPPLIER's expense, all such Products for Products which are selected by DISTRIBUTOR and, in the aggregate, are equivalent in value to the returned Products

       3.4 Obsolete Inventory: Any Products owned by DISTRIBUTOR and rendered unsalable, in DISTRIBUTOR's reasonable opinion, due to: (i) a material change in any Product specification, (ii) discontinuation or elimination by SUPPLIER of any Product from its


                       * Confidential Treatment requested
              product offering, (iii) release by SUPPLIER of any improved or updated version of any Product, or (iv) any other cause outside of DISTRIBUTOR 's control, shall be repurchased from DISTRIBUTOR by SUPPLIER within thirty (30) days following DISTRIBUTOR 's request therefor at the price paid for such Product(s) by DISTRIBUTOR. SUPPLIER shall additionally pay for return freight and related transportation and insurance charges for all such Products.

       3.5 Delivery: SUPPLIER shall ship all Products for which it has received a firm purchase order within [...***...] days of order receipt. SUPPLIER agrees that time is of the essence regarding its delivery of Products. Most Products should ship within [...***...] hours of receipt of a firm purchase order.

4.     SALES AND MARKETING SUPPORT

       4.1 Training: SUPPLIER shall provide to DISTRIBUTOR 's sales personnel, at DISTRIBUTOR 's premises or such other location as the parties may agree, such training in the demonstration and use of the Products as may be reasonably requested by DISTRIBUTOR, and for such training purposes shall make available, at SUPPLIER 's expense, all necessary instructors, training material and Products for demonstration. DISTRIBUTOR shall provide transportation and lodging expenses for DISTRIBUTOR personnel for the training of DISTRIBUTOR representatives by SUPPLIER. It is the expectation of the parties that such training shall be provided, minimally, on an annual basis.

       4.2 Technical Support: SUPPLIER shall provide technical support to DISTRIBUTOR 's sales personnel and customers, and promptly provide to DISTRIBUTOR such additional technical information developed or acquired by SUPPLIER from time to time as may reasonably be expected to be of assistance to DISTRIBUTOR in fulfilling its obligations hereunder. SUPPLIER shall provide at its own expense a toll free long-distance telephone service for sales and customer support.

       4.3 Literature: SUPPLIER shall provide, at its expense, reasonable quantities of such instruction manuals and point of sale literature as may, from time to time, be requested by DISTRIBUTOR for use in connection with the marketing, sale and distribution of the Products. Subject to DISTRIBUTOR 's prior written approval, DISTRIBUTOR's name may be incorporated in SUPPLIER's advertising literature intended for distribution by DISTRIBUTOR's representatives. If requested to do so by DISTRIBUTOR, SUPPLIER shall furnish DISTRIBUTOR with suitable copy and photographs for use by DISTRIBUTOR in cataloging the Products.

       4.4 DISTRIBUTOR Promotion: DISTRIBUTOR will promote Products through catalogs, website, and sales forces.

       4.5 Demonstration Units SUPPLIER shall provide to DISTRIBUTOR Products to be used for demonstration purposes and training during the term of this Agreement. The number of demonstration Products to be provided under this provision shall be calculated as follows:

              Seventeen (17) ECM 830, seventeen (17) ECM 630, five (5) ECM 399, five (5) Enhancer 400, and one (1) ECM 2001. DISTRIBUTOR agrees to purchase this equipment after a nine (9) month period, at a [...***...] discount off the direct-to-customer pricing, as outlined in Exhibit A. DISTRIBUTOR has the option to purchase the equipment ninety (90) days earlier, after a [...***...] period, at the same discount. Upon sale of this equipment by

                       * Confidential Treatment Requested

              DISTRIBUTOR, SUPPLIER agrees to provide replacement product as needed, under the same terms of purchase.

              Upon termination or non-renewal of this Agreement, DISTRIBUTOR shall, at its election either: (i) return all or any part of such demonstration Products to SUPPLIER in substantially the same condition as received, reasonable wear and tear excluded, and pay the return freight therefor; or (ii) purchase all or any part of such demonstration Products from SUPPLIER at SUPPLIER's discount of [...***...] off direct-to-customer pricing as outlined in Exhibit A.

       4.6 Rebate and DISTRIBUTOR Plan: DISTRIBUTOR shall develop a sales plan ("DISTRIBUTOR Plan") for Territory for each "Sales Period". "Sales Period" is defined as the calendar year. The DISTRIBUTOR Plan shall, among other things, specify annual sales objectives and goals for the Territory in question for the Sales Period, which shall be approved by SUPPLIER prior to finalization. In the event DISTRIBUTOR achieves the stated, approved goals and objectives in the DISTRIBUTOR Plan during the relevant Sales Period, SUPPLIER shall pay DISTRIBUTOR a rebate for the successful Distribution Plan ("DISTRIBUTOR Rebate"). SUPPLIER and DISTRIBUTOR shall mutually agree upon the DISTRIBUTOR Plan and DISTRIBUTOR Rebate, no later than December 15, 2001 for the Sales Period starting January 1, 2001, and at least 90 days prior to the start of each successive Sales Period.

       4.7 Stocking Levels: DISTRIBUTOR shall stock sufficient Products to meet customer orders. The parties shall mutually agree on the number of demonstration units and the level of stocking that is necessary, and shall include this information in the DISTRIBUTOR Plans. In addition, DISTRIBUTOR shall stock sufficient electrodes and accessories (including BTX electroporation cuvettes) to meet one month customer demand. Before January 5, 2001, and prior to training of the DISTRIBUTOR sales personnel and product launch, DISTRIBUTOR shall place orders for the agreed upon demonstration units and stocking Products

       4.8 Sales Reports: DISTRIBUTOR shall submit to SUPPLIER monthly sales reports as are customarily provided to other SUPPLIER's similarly situated.

5.     PRICE AND PAYMENT TERMS

       5.1 Price and Price Increases SUPPLIER shall supply and ship Product at the prices and discounts from SUPPLIER's published list prices for PRODUCTS as shown in Exhibit A through March 31, 2001 Prices for the subsequent period beginning April 1, 2001 and ending March 31, 2002 will be established no later than January 1, 2001 and will be valid during that period. Prices for subsequent periods will be established at least six (6) months before the beginning of any new price period. Such prices may be reduced by SUPPLIER, but may be increased only according to the terms hereof. In no event shall SUPPLIER decrease any discount to DISTRIBUTOR without DISTRIBUTOR's prior written consent. Upon notification of DISTRIBUTOR by Supplier of price changes, SUPPLIER shall provide showing the new list price for each Product and the new DISTRIBUTOR cost, based on the percentage discounts, by product category, of Exhibit A. Such price increases shall be as negotiated by the parties, and in the event any price increase shall exceed the increase in the Producer Price Index for the then-current calendar year, justification will be provided. Shipments shall be billed at the price in effect at time of order placement.


                       * Confidential Treatment Requested

              Notice of price changes shall be sent to:

                 PURCHASING DEPARTMENT
                 Fisher Scientific
                 2000 Park Lane
                 Pittsburgh, PA  15725
                 With a copy to: STRATEGIC SOURCING.
                                  (same address)

       5.2 DISTRIBUTOR Pricing: SUPPLIER represents and warrants that the prices and terms at which the Products are and will be sold to DISTRIBUTOR pursuant to this Agreement shall be no less favorable than those made available to the SUPPLIER's most favored DISTRIBUTOR(s)in the DISTRIBUTOR's agreed to territory.

       5.3 The prices set forth in Exhibit A are exclusive of any sales, use, gross receipts, value-added or other taxes and levies that may from time to time be applicable to the Products. DISTRIBUTOR shall in a timely manner collect and remit to appropriate governmental authorities and shall indemnify and hold SUPPLIER harmless from any applicable sales, use, gross receipts, value-added or other tax or levy now existing or hereafter enacted (other than income tax of SUPPLIER), and any interest or penalties imposed thereon, applicable to any sale of Product.

       5.4 Payment Terms: Payment terms shall be [...***...] days; [...***...] days; [...***...] days from the date of receipt of an accurate invoice. DISTRIBUTOR shall pay [...***...] late penalty charges if payment is received after 90 days post invoice date. DISTRIBUTOR shall not be in breach of this Agreement unless payment from the DISTRIBUTOR is more than sixty (60) days overdue.

       5.5 Special Pricing: SUPPLIER shall negotiate in good faith with DISTRIBUTOR to provide special pricing (i) where required for DISTRIBUTOR to meet competition, and (ii) on any large quantity order for Products which may be requested by DISTRIBUTOR's customers. Notwithstanding the foregoing, SUPPLIER is not obligated to provide special pricing so long as it is negotiated in good faith with DISTRIBUTOR for same.

       5.6 Information Exchange: All price changes and additions of new products accepted by DISTRIBUTOR shall be sent to DISTRIBUTOR at the address set forth in Section 5.3 hereof in an electronic format acceptable to DISTRIBUTOR.

6.     PACKAGING

       6.1 Packaging: SUPPLIER shall supply Products in sizes and packaging configurations corresponding to those set forth in Exhibit A, as it may be amended from time to time. SUPPLIER further agrees to prepare and mark all outer packaging with DISTRIBUTOR's catalog numbers.

       6.2 Bar Coding: SUPPLIER agrees to evaluate the implementation of bar coding for the Products, and if reasonable, bar code some or all the Products within one year of the effective date of this agreement at the lowest salable unit using symbology 3 of 9 in accordance with HIBC (Health Industry Bar Code). Additionally, where applicable, Products shall be bar coded to include standard unit, alternate unit, lot number and expiration date.

7.     TERM AND TERMINATION



                       * Confidential Treatment Requested

       7.1 Term: The initial term of this Agreement shall be from the effective date first set forth above through December 31, 2002. The term shall then continue for successive twelve-month periods unless either party gives written notice to the other of its intention not to renew, at least ninety days prior to the then current expiration date.

       7.2 Termination: Notwithstanding the foregoing, this Agreement may be terminated for cause at any time as follows:

              (i) In the event of default or material breach of the terms of this Agreement by either party, written notice thereof may be given to the defaulting party. Thereafter, the defaulting party shall have thirty (30) days to cure said breach. In the event that said breach has not been cured within said thirty (30) day period, the non-defaulting party may terminate this Agreement on or within a thirty
                     (30) day period after the expiration of the cure period.

              (ii) In the event of nationalization, expropriation, liquidation or bankruptcy of, or an assignment for the benefit of creditors or insolvency of either party.

8.     PROCEDURES ON TERMINATION

       8.1 Procedures: On the termination of this Agreement, except for cause pursuant 7.2(ii), SUPPLIER shall continue to honor DISTRIBUTOR's orders for Products up to the effective date of termination and for a period of sixty (60) days thereafter, provided such orders are no greater than [...***...] above the quantities established during the sixty (60) days prior to the date of the notice of termination, and DISTRIBUTOR shall pay for all such Products on the terms and conditions of this Agreement.

       8.2 Survival: The rights and duties of each party under this Agreement and the Exhibits hereto in respect of performance prior to termination shall survive and be enforceable in accordance with the terms of this Agreement.

       8.3 Existing Inventory: Upon termination of this Agreement by SUPPLIER, SUPPLIER shall repurchase from DISTRIBUTOR, at DISTRIBUTOR's request and at DISTRIBUTOR's current cost therefor, all or a portion designated by DISTRIBUTOR of such Products as are then owned by DISTRIBUTOR. Delivery of Products repurchased from DISTRIBUTOR hereunder shall be F.O.B. origin, freight collect.

9.     WARRANTIES, INDEMNITY, RECALL, AND INSURANCE

       9.1 Warranties: In addition to the warranties of SUPPLIER set forth in this Agreement and in the Continuing Guaranty which is attached hereto as Exhibit B, SUPPLIER warrants that the Products will conform to the specifications set forth in SUPPLIER's product literature and Exhibit C (SUPPLIER TERMS AND WARRANTY); that they will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped by SUPPLIER in

                       * Confidential Treatment Requested
              compliance with all applicable federal, state and local laws, orders, regulations and standards; and that they will be merchantable and fit for their intended purpose.


              All Products shall include SUPPLIER's warranty statement containing the customer's warranty. All SUPPLIER Equipment shall be warranted to DISTRIBUTOR's customer against defects in materials and workmanship, including parts and labor, under normal use for a period of two (2) year(s). All SUPPLIER Accessories and Electrodes shall be warranted to DISTRIBUTOR's customer against defects in materials and workmanship, including parts and labor, under normal use for a period of ninety (90) days. SUPPLIER warrants that the Products have been thoroughly tested before shipment and that, if applicable, they are free of mechanical and electrical defects. The warranty period becomes effective at the earlier of installation or fifteen (15) days from date of shipment to the DISTRIBUTOR's customer. DISTRIBUTOR shall request customers to present reasonably acceptable documentation verifying the effective warranty date.

              SUPPLIER will develop a Service Plan within 90 days of the effective date of this agreement and will communicate this plan to DISTRIBUTOR. If this plan involves any repairs or service by Fisher Service Division ("FSD"), SUPPLIER will provide at no charge the necessary training.

       9.2 Product Improvement Reports: SUPPLIER shall promptly respond to all Product Improvement Reports (PIR) submitted by DISTRIBUTOR, and take all necessary and appropriate corrective action.

       9.3 Continuing Guaranty: SUPPLIER shall execute and abide by the terms of DISTRIBUTOR 's Continuing Guaranty, a copy of which is attached hereto as Exhibit B and incorporated herein by reference. The terms and provisions of the Continuing Guaranty shall survive the termination of this Agreement.

       9.4 Insurance: On or prior to execution of this Agreement, SUPPLIER shall provide DISTRIBUTOR with a Certificate of Insurance which meets the requirements of paragraph D of the Continuing Guaranty. SUPPLIER shall provide DISTRIBUTOR with renewal insurance certificates in the form mandated by paragraph D of the Continuing Guaranty during the term of this Agreement, without demand therefor by DISTRIBUTOR.

10.    TRADEMARKS

       10.1 Trademarks and Trade Names: SUPPLIER recognizes that DISTRIBUTOR is the owner of the trademarks and trade names connoting DISTRIBUTOR or DISTRIBUTOR products which it may elect to use in the distribution and sale of the Products, and that SUPPLIER has no right or interest in such trademarks and trade names.

       10.2 Trademark License: SUPPLIER hereby grants to DISTRIBUTOR the royalty-free right to use SUPPLIER's trademarks on SUPPLIER's Products during the term of this Agreement, it being expressly understood that if DISTRIBUTOR elects to use SUPPLIER's trademarks during the term of the Agreement, DISTRIBUTOR shall properly do so and shall discontinue the use of such trademarks in any new published material following the termination hereof. Following the termination of this Agreement, SUPPLIER grants DISTRIBUTOR the right to continue to use its trademarks in connection with sale or service of Products purchased by DISTRIBUTOR during the term of this Agreement. DISTRIBUTOR disclaims any rights to SUPPLIER's trademarks other than the said license.

11.    CONFIDENTIALITY

The parties expressly agree to hold as confidential ("Confidential Information") any information which is designated in writing by the disclosing party as confidential, provided such information is clearly marked as confidential, and the disclosing party obtains a signed receipt or agreement from the receiving party acknowledging that such information is confidential. In the event Confidential Information is exchanged according to these guidelines, such information will be retained by the other party in confidence for a period of two (2) years following the termination of this Agreement. The transmittal of such information is and shall be upon the express condition that the information is to be used solely to effectuate this Agreement; and the receiving party shall not use, publish, or disclose said information, in whole or in part, for any purpose other than that stated herein. SUPPLIER expressly acknowledges and agrees that DISTRIBUTOR's customer names, address and key contacts are and shall be the Confidential Information of DISTRIBUTOR. Notwithstanding the foregoing, the above restrictions on disclosure and use shall not apply to any information which the party can show by written evidence, was known to it at the time of receipt, or which may be obtained from third parties who are not bound by a confidentiality agreement, or which is in the public domain.

12.    MISCELLANEOUS

       12.1 Force Majeure: The obligations of either party to perform under this Agreement shall be excused during each period of delay if such delay arises from any cause or causes which are reasonably beyond the control of the party obligated to perform, including, but not limited to, the following: acts of God, acts or omissions of any government, or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrumentality thereof; failure of the Internet; fire, storm, flood, earthquake, insurrection, riot, invasion or strikes. The affected party shall use its best efforts to remedy the effects of such force majeure. Any force majeure shall not excuse performance by the party, but shall postpone performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

       12.2 Assignment: Neither this Agreement nor any right or obligation hereunder is assignable or transferable by either party in whole or in part without the prior written consent of the other party which shall not be unreasonably withheld, and any such purported assignment without such consent shall be void, except that either party shall have the right to assign this Agreement and its rights and obligations hereunder, without obtaining the prior written consent of the other party, to any entity (other than a competitor of the other party hereto) with which the assigning party (a) merges, (b) sells a substantial part of its assets or businesses, or (c) sells a substantial part of its assets or business relating to the Products.

       12.3 Notices: Any notice required by this Agreement shall be in writing and shall be deemed sufficient if given personally or by registered or certified mail, postage prepaid, or by any nationally recognized overnight delivery service, addressed to the party to be notified at the address set forth in the initial paragraph of this Agreement. Either party may, by notice to the other, change its address for receiving such notices.

       12.4 Entire Agreement: This Agreement, including exhibits, constitutes the entire agreement between the parties relating to the subject matter hereof and cancels and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

       12.5 Existing Obligations: SUPPLIER warrants that the terms of this Agreement do not violate any existing obligations or contracts of SUPPLIER. SUPPLIER shall protect, defend, indemnify, and hold harmless DISTRIBUTOR from and against any claims, demands, liabilities or actions which are hereafter made or brought against DISTRIBUTOR and which allege any such violation.

       12.6 Modifications, Waiver: No amendment, modification or claimed waiver of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement.

       12.7 Relationship of the Parties: This Agreement does not constitute either party as the agent or legal representative of the other for any purpose whatsoever.

       12.8 Public Announcements: SUPPLIER shall not issue or cause to be issued any press release or public announcement or otherwise disclose the existence of this Agreement or the transactions contemplated hereby except as and to the extent that Fisher and its parent jointly agree, in writing except to comply with law or rules, including rules of security exchanges.

       12.9 Governing Laws: This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

                                   GENETRONICS, INC.

                                             /s/ Martin Nash
                                   ---------------------------------------------

                                   By:          Martin Nash
                                          --------------------------------------
                                   Title:         CEO
                                          --------------------------------------
                                   Date:         12/08/00
                                          --------------------------------------


                                   FISHER SCIENTIFIC COMPANY L.L.C.

                                   By:         /s/ Brad Mahood
                                          --------------------------------------
                                   Title: Vice President Strategic Merchandising
                                          --------------------------------------
                                   Date:       01/09/01
                                          --------------------------------------


Rev. 12/8/00

                                    EXHIBIT A
See attachment.

----------------------------------------------------------------------------------------
                                                            BTX Direct
    Model No.                    Product Name               Sell Price    Transfer Price
----------------------------------------------------------------------------------------
                      ECM(R) 399 ELECTROPORATION SYSTEM
399S                  (Mammalian and Bacteria)             [...***...]      [...***...]
----------------------------------------------------------------------------------------
6300                  ECM(R) 630 ELECTROPORATION SYSTEM    [...***...]      [...***...]
----------------------------------------------------------------------------------------
8300                  ECM(R) 830 ELECTROPORATION SYSTEM    [...***...]      [...***...]
----------------------------------------------------------------------------------------
2001EP                ECM(R) 2001 ELECTROPORATION SYSTEM   [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      ECM(R) 2001 ELECTROPORATION SUPER
2001EPS1              SYSTEM                               [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      ECM(R) 2001 EMBRYO MANIPULATION
2001EM                SYSTEM                               [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      ECM(R) 2001 EMBRYO MANIPULATION
2001EMS1              SUPER SYSTEM                         [...***...]      [...***...]
----------------------------------------------------------------------------------------
2001EF                ECM(R) 2001 CELL FUSION SYSTEM       [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      ECM(R) 2001 CELL FUSION SUPER
2001EFS1              SYSTEM                               [...***...]      [...***...]
----------------------------------------------------------------------------------------
GENERATORS
----------------------------------------------------------------------------------------
ECM 399               ECM(R) 399 Generator                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
ECM 630               ECM(R) 630 Generator                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      ECM(R) 2001 Embryo Manipulation
ECM 2001              Generator                            [...***...]      [...***...]
----------------------------------------------------------------------------------------
ECM 830               ECM(R) 830 Generator                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
MONITORS
----------------------------------------------------------------------------------------
                      Enhancer(TM) 400 System with
4001                  Printer and Computer Interface       [...***...]      [...***...]
----------------------------------------------------------------------------------------
CHAMBERS

ELECTROPORATION
----------------------------------------------------------------------------------------
366                   Petri Dish Electrode                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
372                   Petri Dish Electrode                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
485                   Flatpack Chambers                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
486                   Flatpack Chambers                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
491-1                 Single Coaxial Electrode             [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Gold-Plated Flow-Through Chamber,
495                   1ea.                                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Gold-Plated Flow-Through Chamber,
497                   1ea.                                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
610                   Cuvettes Plus(TM)                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
620                   Cuvettes Plus(TM)                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
640                   Cuvettes Plus(TM)                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Multi - Coaxial Electrode - 8
747                   well                                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Multi - Coaxial Electrode - 96
840                   well - for use with 96 well plate    [...***...]      [...***...]
----------------------------------------------------------------------------------------
847                   Plastic Cuvettes                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
PP35-2P               Electrode, 2mm for Petri Pulser      [...***...]      [...***...]
----------------------------------------------------------------------------------------
ELECTRO FUSION
----------------------------------------------------------------------------------------


                       * Confidential Treatment Requested

450                   Microslide 450                       [...***...]      [...***...]
----------------------------------------------------------------------------------------
450-1                 Microslide 450-1                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
450-2                 Microslide 450-2                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
450-3                 Microslide 450-3                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
453                   Microslide 453                       [...***...]      [...***...]
----------------------------------------------------------------------------------------
453-10                Microslide 453-10                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
454                   Meander Fusion Chamber               [...***...]      [...***...]
----------------------------------------------------------------------------------------
484                   Flat Electrode / Divergent Field     [...***...]      [...***...]
----------------------------------------------------------------------------------------
ACCESSORIES
----------------------------------------------------------------------------------------
461                   Coaxial Connection Cable             [...***...]      [...***...]
----------------------------------------------------------------------------------------
464                   Micrograbber Cables                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
465                   Square-post Micrograbber Cables      [...***...]      [...***...]
----------------------------------------------------------------------------------------
466                   Electrode Adapter                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
630B                  Safety Stand                         [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Cuvette Rack - 20 numbered
660                   positions                            [...***...]      [...***...]
----------------------------------------------------------------------------------------
719                   Tubing                               [...***...]      [...***...]
----------------------------------------------------------------------------------------
1269                  Coaxial Cable Adapter                [...***...]      [...***...]
----------------------------------------------------------------------------------------
1296                  Banana Plug Adapter                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
2001F                 Remote Control                       [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Coaxia / Banana Plug connection
5343                  Cable                                [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      PEP(TM)(Personal Electroporation
                      Pak) cuvette module - for use
PEP-BLU               with 399 (blue)                      [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      PEP(TM) (Personal Electroporation
                      Pak) cuvette module - for use
PEP-GRY               with 399 (gray)                      [...***...]      [...***...]
----------------------------------------------------------------------------------------
SPECIAL ORDER
SECTION (CALL FOR
AVAILABILITY)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
FLOW THROUGH
SYSTEMS
----------------------------------------------------------------------------------------
                      ECM(R) 600F Flow-Through
6000F                 Electroporation System               [...***...]      [...***...]
----------------------------------------------------------------------------------------
INSTRUMENTS
----------------------------------------------------------------------------------------
                      ECM(R) 600F Modified Pulse
600F                  Generator                            [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Peristaltic Pump - includes I/O
717                   port and safety stand                [...***...]      [...***...]
----------------------------------------------------------------------------------------
9000                  9000 Electro Flow Porator(TM)        [...***...]      [...***...]
----------------------------------------------------------------------------------------
IN VIVO
ELECTROPORATION
----------------------------------------------------------------------------------------
384                   Caliper Electrode                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
384L                  Caliper Electrode                    [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 5mm, straight
508                   electrode, gold tip                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 5mm, SHORT
508S                  straight electrode, gold tip         [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 10mm, straight
510                   electrode, gold tip                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
510S                  GENETRODES(TM) 10mm, SHORT           [...***...]      [...***...]
----------------------------------------------------------------------------------------

                       * Confidential Treatment Requested

                      straight electrode, gold tip
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 5mm, bent L-shaped
512                   electrode, gold tip                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 3mm L-shaped bent
514                   L-shaped electrode, gold tip         [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODES(TM) 1mm L-shaped bent
516                   L-shaped electrode, gold tip         [...***...]      [...***...]
----------------------------------------------------------------------------------------
520                   Tweezertrode(TM), 7mm                [...***...]      [...***...]
----------------------------------------------------------------------------------------
522                   Tweezertrode(TM), 10mm               [...***...]      [...***...]
----------------------------------------------------------------------------------------
531                   2NA, 6-pack, 1cm                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
533                   2NA, 6-pack, 0.5cm                   [...***...]      [...***...]
----------------------------------------------------------------------------------------
SPECIAL
ELECTRODES
----------------------------------------------------------------------------------------
470                   Re-usable Electrodes                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
471                   Re-usable Electrodes                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
472                   Re-usable Electrodes                 [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Re-usable Electrodes / Divergent
473                   Field                                [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      Re-usable Electrodes / Divergent
474                   Field                                [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      EPIZAP(TM) Electrode System -
EPIZAP(TM)            Call for Details                     [...***...]      [...***...]
----------------------------------------------------------------------------------------
ACCESSORIES
----------------------------------------------------------------------------------------
                      PEP(TM) (Personal Electroporation
395-7801              Pak) "plug-in" cuvette module        [...***...]      [...***...]
----------------------------------------------------------------------------------------
467                   Electrode Isolator Safety Stand      [...***...]      [...***...]
----------------------------------------------------------------------------------------
515                   GENETRODE(TM) - Holder with shaft    [...***...]      [...***...]
----------------------------------------------------------------------------------------
                      GENETRODE(TM) - Holder without
515B                  shaft                                [...***...]      [...***...]
----------------------------------------------------------------------------------------
524                   Tweezertrode Cable                   [...***...]      [...***...]
----------------------------------------------------------------------------------------
530                   Handle, 1cm for 2NA                  [...***...]      [...***...]
----------------------------------------------------------------------------------------
532                   Handle, 0.5cm for 2NA                [...***...]      [...***...]
----------------------------------------------------------------------------------------
650                   Flatpack Slider                      [...***...]      [...***...]
----------------------------------------------------------------------------------------
665                   Standard Cuvette Slider              [...***...]      [...***...]
----------------------------------------------------------------------------------------


                       * Confidential Treatment Requested

                                    EXHIBIT B

[FISHER SCIENTIFIC LOGO]          2000 Park Lane  Pittsburgh, Pennsylvania 15275
                                  (412) 490-8300

                               CONTINUING GUARANTY

A. Genetronics Inc. (hereinafter referred to as "Seller"), having its principal office and place of business at 11199 Sorrento Valley Rd, San Diego, CA 92121-1334, hereby guarantees that all Products (including their packaging, labeling and shipping) comprising each shipment or other delivery hereinafter made by Seller (hereinafter referred to as "Products") to or on the order of Fisher Scientific L.L.C., a Delaware limited liability company, having its principal place of business at 2000 Park Lane, Pittsburgh, PA 15275 or to any of its branches, divisions, subsidiaries, affiliates, or any of their customers (hereinafter collectively referred to as "Fisher"), are, as of the date of such shipment or delivery, in compliance with applicable federal, state and local laws, and any regulations, rules, declarations, interpretations and orders issued thereunder, including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, and conform to representations and warranties made by Seller in its advertising, product labeling and literature.

B. Further, with respect to any Product that is privately labeled for Fisher, Seller agrees to make no change in such Products or the Fisher artwork on the labeling or packaging relating thereto without first obtaining the written consent of Fisher. Seller recognizes that Fisher is the owner of the trademarks and trade names connoting Fisher which it may elect to use in the promotion and sale of such private label Products and that Seller has no right or interest in such trademarks or trade names. Seller shall periodically analyze and review packaging and labeling for any Products which are private labeled for Fisher to ensure conformity with the provisions of paragraph A hereof and the adequacy of Product warnings and instructions.

C. Seller hereby agrees that it will reimburse Fisher for all reasonable out-of-pocket costs and expenses incurred in connection with any product corrective action or recall relating to the Products which is requested by Seller or required by any governmental entity.

D. Seller agrees to procure and maintain on an occurrence form basis product liability insurance with respect to the Products and contractual liability coverage relating to this Guaranty, with insurer(s) having Best's rating(s) of A- or better, naming Fisher as an additional insured (Broad Form Vendors Endorsement), with minimum limits in each case of $1,000,000. Seller shall promptly furnish to Fisher a certificate of insurance and renewal certificates of insurance evidencing the foregoing coverages and limits. The insurance shall not be canceled, reduced or otherwise changed without providing Fisher with at least ten (10) days prior written notice.

E. Seller agrees to and shall protect, defend, indemnify and hold harmless Fisher (and with respect to Subparagraph E. (i) below, Fisher's customers) from any and all claims, actions, costs, expenses and damages, including attorney's fees and expenses arising out of: (i) any actual or alleged patent, trademark or copyright infringement in the design, composition, use, sale, advertising or packaging of the Products; (ii) any breach of the representations or warranties set forth in this Guaranty; (iii) the sale or use of the Products where such liability results from the act or omission of Seller (whether for breach of warranty, strict liability in tort, negligence or otherwise).

F. Seller agrees to and shall provide to Fisher Material Safety Data Sheets and other information concerning any Product as required by then applicable federal, state or local law.

G. Seller agrees to and shall accept, at its facility, all of Fisher's unsold or expired Products containing hazardous chemicals, materials or substances for disposal, recycling or use. Fisher shall be responsible for packing and transportation costs to Seller. Seller shall be responsible for all other costs, including, without limitation, any costs associated with Seller's disposal, recycling or use.

H. If the Products to be furnished by Seller are to be used in the performance of a U.S. government contract or subcontract, those clauses of the applicable U.S. Government procurement regulation which are mandatorily required by Federal Statute to be included in U.S. Government subcontracts shall be incorporated herein by reference including, without limitation, the Fair Labor Standards Act of 1938, as amended.

I. The representations and obligations set forth herein shall be continuing and shall be binding upon the Seller and his or its heirs, executors, administrators, successors and/or assigns, whichever the case may be, and shall inure to the benefit of Fisher, its successors and assigns and to the benefit of its officers, directors, agents and employees and their heirs, executors, administrators, and assigns.

J. The agreements and obligations of Seller set forth in this Guaranty are in consideration of purchases made by Fisher from Seller and said obligations are in addition to (and supersede to the extent of any conflict) any obligations of Seller to Fisher or Fisher to Seller. This Guaranty shall be effective upon the first sale to Fisher of any Product by Seller, and the obligations of Seller under this Guaranty shall survive and be enforceable in accordance with its terms.

SELLER

   Genetronics Inc.
----------------------------------------------------------
Name Under Which Seller 's Business is Conducted

/s/ Martin Nash
---------------------

-------------------------------------------------
Signature of Authorized Representative
CEO                              12/08/00
Title                              Date



FISHER SCIENTIFIC COMPANY L.L.C.

/s/ Brad Mahood
---------------

Signature of Authorized Representative

Vice President Strategic Merchandising          01/09/01
--------------------------------------------------------------------------------
Title                                             Date


Revised: 12/95

                                    EXHIBIT C
                           Product Policy and Warranty

1)     INTENDED USE OF THE BTX PRODUCT LINE

The BTX Product Line has been specifically designed for electroporation (the application of high voltage electric fields pulses of short duration in order to create temporary pores or holes in the membrane of cells) and electro cell fusion (fusing cells to form hybrids by using electricity). This is the sole intended use of the product.

These products are intended for research use only. These products are not intended for human clinical applications.

2)     SAFETY PRECAUTIONS

When operating any of the BTX Generators extreme caution must be exercised. All the Generators have the capability of releasing very high voltage. The Generators should not be operated without a full review and understanding of the operating manual. EXTREME CARE NEEDS TO BE TAKEN TO ENSURE SAFE OPERATION.

3)     ACCESSORIES

Products not manufactured by BTX may not be sold, promoted and/or used as a part of a BTX System without prior written corporate approval from Genetronics, Inc.

4)     WARRANTY

The BTX instruments are guaranteed to be free of defects for a period of two years from the time of delivery. Chambers and accessories are warranted for a period of 90 days. If any defects covered by this warranty appear within the above period, Genetronics shall have the option of repairing or replacing the equipment at its expense. Such repair or replacement shall be the customer's exclusive remedy for breach of warranty or for negligence.

This warranty does not extend to any instrumentation which has been (a) subjected to misuse, neglect, accident or abuse, (b) repaired or altered by anyone other than Genetronics without Genetronics' express and prior approval,
(c) used in violation of instructions furnished by the BTX division of Genetronics.

Genetronics shall not be liable for any special or consequential damages or for loss, damage or expense (whether or not caused by or resulting from Genetronics' negligence) directly or indirectly arising from use of the instrumentation sold hereunder either separately or in combination with any other equipment or from any other cause.

The above warranty shall be in lieu of and excludes all other expressed or implied warranties or merchantability, fitness, or otherwise. Without limiting the generality of the foregoing, Genetronics shall not be liable for any claims of any kind whatsoever, as to the equipment delivered or for non-delivery of equipment, and whether or not based on negligence.

Genetronics will correct any malfunction not caused by operator abuse at no charge for parts and labor. All service under the warranty will be made at the Genetronics San Diego, CA facilities. Owner will ship instrument prepaid to San Diego, CA. Genetronics will return the instrument after servicing, freight prepaid to owner's address.

Warranty is void if the instrument is changed in any way from its original factory design or if repairs are attempted without written authorisation by Genetronics.

Warranty is void if parts, connections or electroporation chambers not manufactured by Genetronics are used with a Genetronics instrument.

       NOTE: UNDER NO CONDITIONS SHOULD THE INSTRUMENT OR ACCESSORIES BE
               RETURNED WITHOUT PRIOR APPROVAL AND A RETURN GOODS
                   AUTHORIZATION (RGA) NUMBER FROM GENETRONICS